UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Andrew Corporation
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CommScope and Andrew Transition News

November 8, 2007

Welcome to the sixth edition of CommScope and Andrew Transition News, our vehicle for communicating with everyone about the progress of bringing together our two strong companies.

Key Developments

☐            Andrew shareholder meeting, proxy mailing set

☐            High-level planning by transition teams

☐            Andrew brand

Andrew shareholder meeting and proxy mailing set

The US Securities and Exchange Commission has declared effective CommScope’s registration statement on Form S-4, including the prospectus and Andrew’s proxy statement.  As a result, Andrew will mail on November 9 the proxy statement/prospectus to its shareholders of record as of November 1 with instructions and information necessary to vote on the proposed merger.  The special meeting of Andrew shareholders for consideration of the merger is scheduled for December 10 in Rosemont, Ill.  Complete details are included in the proxy statement/prospectus.

The merger can close within 10 business days after all conditions to closing have been satisfied, including receipt of shareholder approval and clearance from the US Department of Justice, the European Commission and the South African Competition Commission.  Both companies continue to work with these three remaining jurisdictions.  We are confident that the transaction should be approved and closed in late December.

Transition Teams

The transition teams have begun the detailed planning phase of our efforts to combine the two companies.  This next major phase follows completion of the teams’ development of high level plans, which set each functional area’s broad structure and direction.  High level plans for each of the more than 50 transition teams were approved after being presented to the executive steering committee in face-to-face meetings in October at CommScope headquarters in Hickory, NC.

The teams now are focusing on key tactics and major actions that must be undertaken after closing of the transaction to integrate our companies.  The detailed planning phase will be completed by the time of closing.

Andrew Brand

CommScope intends to retain and build upon the widely recognized Andrew brand because of its value in the wireless marketplace.  Upon close of the transaction, the existing Andrew business will become the wireless unit of CommScope, named Andrew Wireless Solutions.  While no changes will be made to CommScope’s other brands, the well-known Andrew “flash” will be used as the logo for CommScope’s wireless business.  The two logo variations are shown below.  The logo on the left will be used as a stand-alone, while the logo on the right will be used on materials that also contain the CommScope logo.

Employee Frequently Asked Questions

Have a question about the proposed combination of our two companies?  We will attempt to answer relevant questions in each issue of Transition News.  Employees can submit transition questions to:  communications@andrew.com

Additionally, we encourage you to discuss issues and concerns with your manager or Human Resources contact, as we may not be able to answer all questions in upcoming news updates.

Forward-Looking Statements

This document may contain forward-looking statements regarding, among other things, the proposed business combination between CommScope and Andrew and the anticipated consequences and benefits of such transaction, and other financial and operational items relating to CommScope and Andrew. Statements made in the future tense, and statements using words such as “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident” and “scheduled” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond the control of CommScope or Andrew. These risks and uncertainties could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and therefore should be carefully considered. Relevant risks and uncertainties relating to the proposed transaction include, but are not limited to: the risk that required regulatory review and approval may not be obtained in a timely manner, if at all; Andrew’s stockholders may not approve the proposed transaction; the anticipated benefits and synergies of the proposed transaction may not be realized; the integration of Andrew’s operations with CommScope could be materially delayed or may be more costly or difficult than expected; the proposed transaction may not be consummated; legal proceedings may be commenced by or against CommScope or

Andrew.  For a more complete description of factors that could cause such a difference, as well as risk and uncertainties generally applicable to CommScope and Andrew, please see CommScope’s filings with the Securities and Exchange Commission (SEC), which are available on CommScope’s website or at www.sec.gov, and Andrew’s filings with the SEC, which are available on Andrew’s website or at www.sec.gov. In providing forward-looking statements, neither CommScope nor Andrew intends, and neither undertakes any duty or obligation, to update these statements as a result of new information, future events or otherwise.

Additional Information

In connection with the proposed merger, CommScope filed a registration statement with the SEC on Form S-4 (File No. 333-145398) containing a proxy statement/prospectus and CommScope and Andrew are mailing a definitive proxy statement/prospectus to Andrew’s stockholders containing information about the merger.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY.

The registration statement and the proxy statement/prospectus contain important information about CommScope, Andrew, the merger, and related matters.  Investors and security holders may obtain free copies of these documents through the web site maintained by the SEC at www.sec.gov.  In addition to the registration statement and the proxy statement/prospectus, CommScope and Andrew file annual, quarterly, and special reports, proxy statements, and other information with the SEC.  Printed copies of these documents can also be obtained free of charge (other than a reasonable duplicating charge for exhibits to our reports on Form 10-K, Form 10-Q and Form 8-K) by any stockholder who requests them from either CommScope’s or Andrew’s Investor Relations Department:

Investor Relations	Investor Relations
CommScope, Inc.	Andrew Corporation
1100 CommScope Place, SE	3 Westbrook Corporate Center
P.O. Box 339	Suite 900
Hickory, North Carolina 28602 U.S.A.	Westchester, Illinois 60154 U.S.A.
Phone: 1-828-324-2200	Phone: 1-800-232-6767 or 1-708-236-6616
Fax: 1-828-982-1708	Fax: 1-708-492-3774
E-mail: investor.relations@commscope.com	E-mail: investor.relations@andrew.com

CommScope, Andrew and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Andrew stockholders in connection with the proposed transaction.  Information about CommScope’s directors and executive officers and their ownership of CommScope common stock is set forth in the definitive proxy statement for CommScope’s 2007 annual meeting of stockholders, as filed by CommScope with the SEC on Schedule 14A on March 16, 2007.  Information about Andrew’s directors and executive officers and their ownership of Andrew common stock is set forth in the definitive proxy statement for Andrew’s 2007 annual meeting of stockholders, as filed by Andrew with the SEC on Schedule 14A on December 29, 2006.  Other information regarding the participants in the proxy solicitation is contained in the proxy statement/prospectus and other relevant materials filed with the SEC.

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